Exhibit 4.2

NUMBER

R

COMMON STOCK

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

MCI

MCI, INC.

CUSIP 552691 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS
AND RESTRICTIVE LEGENDS

This certifies that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.01 PER SHARE, OF

MCI, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile corporate seal to be duly affixed hereto.

This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

DATED:

Countersigned and Registered:
THE BANK OF NEW YORK
(NEW YORK, NY) *Transfer Agent and Registrar*

By:

AUTHORIZED SIGNATURE

MCI, INC. CORPORATE SEAL 2003 DELAWARE

SECRETARY

CHIEF EXECUTIVE OFFICER

© JEFFERIES BANKNOTE COMPANY

MCI, INC.

The Board of Directors of MCI, Inc. (the “Company”) has adopted a Rights Agreement by and between the Company and The Bank of New York (the “Rights Agent”), as it may be amended from time to time (the “Agreement”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. From and after the Record Date, as defined in the Agreement, this certificate will evidence and entitle the holder hereof to the same number of Rights (subject to adjustment) as the number of shares of Common Stock represented by this certificate, such Rights being on the terms provided under the Rights Agreement. Under certain circumstances, as set forth in the Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. The Company shall mail to the registered holder of this certificate a copy of the Agreement without charge within five Business Days after receipt of a written request therefore. As provided in Section 7(e) of the Agreement, Rights issued to or Beneficially Owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Agreement) or any subsequent holder of such Rights shall be null and void and may not be exercised by or transferred to any Person. The Rights shall not be exercisable, and shall be void so long as held, by holders in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFTMIN ACT–		Custodian
				(Cust)		(Minor)
TEN ENT	–	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	–	as joint tenants with right of		Act_____________________
		survivorship and not as tenant sin common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,	_________________________________________	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS THE WRITTEN UPON THE FACE OF CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.